Exhibit 99.2

Investor Presentation February 2011

Cloud Peak Energy Inc. Financial Data Cloud Peak Energy Inc. is the sole owner of Cloud Peak Energy Resources LLC. Unless expressly stated otherwise in this presentation, all financial data included herein is consolidated financial data of Cloud Peak Energy Inc. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations or beliefs, as well as assumptions and estimates regarding our company, industry, economic conditions, government regulations and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S., or GAAP. A quantitative reconciliation of Adjusted EBITDA to income from continuing operations and Adjusted EPS to EPS (as defined below) is found in the tables accompanying this presentation. EBITDA represents income from continuing operations before (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. Adjusted EBITDA represents EBITDA as further adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. For the periods presented in this presentation, the specifically identified items are the income statement impacts of: (1) the tax agreement and (2) our significant broker contract that expired in the first quarter of 2010. Adjusted EPS represents diluted earnings (loss) per share from continuing operations attributable to controlling interest (“EPS”), adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate Adjusted EBITDA and described above. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of income from continuing operations. Adjusted EBITDA may also be used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary drastically from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to income from continuing operations, EPS or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to income from continuing operations, EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements.

2 2 Cloud Peak Energy Profile NYSE: CLD (2/18/11) $22.02 Market Capitalization (2/18/11) ~$1.3 billion Total Available Liquidity (12/31/10) ~$730 million 2010 Revenue ~$1.4 billion Senior Debt (B1/BB-) $600 million Market and Financial Overview Company Overview Third largest U.S. coal producer 2010 coal production of 93.8 million tons 2010 proven & probable reserves of 970 million tons Only pure-play PRB coal company Headquartered in Gillette, WY Employs approximately 1,500 people Adjusted EBITDA1 1 Reconciliation tables for adjusted EBITDA are included in the Appendix $119 $160 $207 $321 $323 0 50 100 150 200 250 300 350 2006 2007 2008 2009 2010 (in millions)

3 Low-Risk Surface Operations 3 Highly productive, non-unionized workforce at all company-operated mines Proportionately low, long-term operational liabilities Surface mining reduces liabilities and allows for high-quality reclamation No Surface Mining Control & Reclamation Act environmental violations since October 2002

4 4 4 Top 25 Coal Producing Companies - 2010 Preliminary Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. (1) Cloud Peak Energy has combined Kiewit and Level III Communications data as reported by MSHA. Good Safety Record Indicates Well Run Operations A portion of all employees’ bonuses are tied to safety 0.21 0.50 0.58 0.93 1.21 1.34 1.68 2.07 2.18 2.46 3.35 3.37 3.43 3.56 3.62 3.86 3.99 4.04 4.12 4.95 5.59 5.86 6.15 6.57 7.90 Peter Kiewit Sons NACCO Industries Cloud Peak Energy Energy Future Holdings Arch Coal Inc Westmoreland Coal BHP Billiton Peabody Energy Charles C Ungurean Consol Energy Pacific Minerals Chevron James O Bunn James River Coal Alpha Natural J Clifford Forrest III Patriot Coal International Coal Kenneth W Woodring Walter Energy Coalfield Transport Massey Energy Alliance Resources Robert E Murray Black Hills Corp

PRB Has Extensive Coal Reserves Spring Creek Mine 2010 Tons Sold 19.3M tons 2010 Proven & Probable Reserves 329M tons Reserve Coal Quality 9,350 Btu/lb Antelope Mine 2010 Tons Sold 35.9M tons 2010 Proven & Probable Reserves 252M tons Reserve Coal Quality 8,850 Btu/lb Cordero Rojo Mine 2010 Tons Sold 38.6M tons 2010 Proven & Probable Reserves 385M tons Reserve Coal Quality 8,425Btu/lb 5 0 100 mi Legend

Historic U.S. Coal Supply by Region (million tons) 6 U.S. Power Generation by Fuel Source (LTM) Source: EIA Electric Power Monthly (November 2010). Total U.S. Coal Supply up 6% since 1990 Other basins – down 14% CAPP – down 39% NAPP – down 21% Illinois Basin – down 24% PRB - up 137% Source: MSHA/PIRA Nuclear 20% Coal 45% Natural Gas 24% Hydro- electric Conventional 6% Other Energy Sources 4% Petroleum 1% 1990 1995 2000 2005 2010 est PRB CAPP NAPP ILL B Other

7 7 Reach of PRB Coal is Growing Large reserve base Low-cost coal supply Surface mining More supportive local environment for coal mining Low sulfur content Ample rail capacity Source: SNL

Pacific Rim Thermal Coal Import Demand Source: PIRA Pacific Rim thermal import demand has experienced strong growth and it is forecasted to continue Over the last 10 years, China went from net exporter to net importer India imports increased by 80 million mt over last 10 years Pacific Rim thermal demand is forecasted to grow by one billion mt over next 10 years and imports are forecasted to supply 100 million mt of this growth 0 100 200 300 400 500 600 700 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 Tons MMmt Japan S.Korea Taiwan China Hong Kong India Malaysia Other Asia

9 9 Increasing International Demand Supports Powder River Basin Pricing 2010 U.S. exports up 36% (60M tons 2009 to 81M tons 2010) 2011 exports approximate 80M – 85M tons Sources: PIRA – PIRA Energy Group DTC – Doyle Trading Consultants

Spring Creek – Export Quality Advantage Spring Creek Mine - Montana Coal quality - 9,350 Btu Converts to 4,850 Kcal/kg NAR Is a premium sub-bituminous coal in the international market. 10 4850 4544 Average Source: Company estimates Desired Calorific Values (CV) by South Korean Utilities Between 3700 - 5000 Kcal/kg NAR 3700 3900 4100 4300 4500 4700 4900 Indonesian Coal Typical PRB 8800 Btu Coal Spring Creek Mine 9350 Btu Coal Kcal/kg NAR

Spring Creek - Geographic Advantage Spring Creek Mine to Westshore ~1,600 miles, approx 200 miles closer than SPRB

12 12 Export Driven Production Growth Manage production to meet demand Exports to Asia growing as a percent of total production Production at Company Operated Mines (in million tons) 90.7 92.8 89.3 90.5 ~ 90.5 ~ 4.0 0.9 3.3 1.6 2007 2008 2009 2010 2011E 93.7 90.7 93.8 90.9 ~ 94.5 Asian Exports Domestic Delivery

13 Powder River Basin Forward Coal Prices U.S. PRB 8800 Coal Price (per ton) Source: ICAP plc 13 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 2011 2012 2013 2014 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 2/18/2011

Strong Contracted Position with Upside Potential (Tons in millions) (1) Includes production from company operated mines. 2011 estimated average realized price per ton: $13.05 (assuming $14.40/ton for 8800 Btu and $12.20/ton for 8400 Btu for indexed sales) 2012 has 56 million tons committed @ $13.08 Contracted Coal - Total Committed Tons (as of 2/18/11)(1) 87 56 ~14 ~7.5 ~70 ~94.5 2011E 2012E Committed tons with variable pricing Committed tons with fixed pricing

Strategy for Growth Demonstrated outstanding operating metrics Tightly managed cost structure Optimize investments in capital expenditures Generating liquidity for growth opportunities Build from Existing Foundation Optimize Organic Growth Seize Opportunities to Expand Acquire additional reserves for future production Customer demand drives production growth Leverage Spring Creek’s advantageous export position Target acquisition opportunities building on core strengths Develop opportunities to increase high-margin exports to Asia

16 Cloud Peak Energy Lease Acquisition Strategy Antelope Mine Cordero Rojo Mine 434M(3) 2011 – 2013 Maysdorf II Cordero Rojo 380M(2) 2011 West Antelope II(1) Antelope Projected Tonnage Applied For Expected Bid Date Pending LBA Mine Source: Cloud Peak Energy management. Note: Acquired tonnage is not classified as reserve until verified with sufficient technical and economic analysis. Maps not to scale. 1 Subject to pending legal challenges filed in 2010 against the BLM and the Secretary of the Interior by certain environmental groups. 2 Based on BLM Record of Decision. BLM estimate adjusted for mining recovery. Allows access to additional 80 million tons of non-reserve coal deposits controlled by Antelope. 3 Estimated tonnage for Maysdorf II as applied for. Final tract delineation and tonnage subject to possible significant reduction pending BLM review and determination of surface owner status.

17 Liquidity for Growth Unrestricted Cash $ 340 Revolver, net of Letters of Credit $ 390 Total Available Liquidity $ 730 Restricted Cash $ 182 $400M Revolver (Baa3- Rating) $ 0 8¼% Senior Notes due 2017 $ 300 (B1 / BB- rating) 8½% Senior Notes due 2019 $ 300 (B1 / BB- rating) Total Senior Debt $ 600 Total Borrowed Debt / Adjusted EBITDA1 1.9x Liquidity and Obligations (as of December 31, 2010) ($ in millions) Positive Cash Generation Cash, Cash Equivalents and Restricted Cash Unrestricted cash Restricted cash ($ in millions) 1 Reconciliation tables for adjusted EBITDA are included in the Appendix 177 218 218 182 268 255 250 288 340 80 $506 $468 $432 $348 $522 Q4-2009 Q1-2010 Q2-2010 Q3-2010 Q4-2010

18 Looking Forward Effectively sold for 2011 production at favorable prices Indexed/unpriced sales provide opportunity for future pricing upside Continued strong contribution from export sales Strong balance sheet provides financial flexibility Significant cash generation Disciplined capital deployment Proportionally low, long-term operational liabilities

19 Appendices (Cloud Peak Energy Inc.)

20 Updated Guidance – 2011 Estimates and 2010 Actuals 2011 (estimated) 2010 (actual) 1 Assumes prices of $14.40 per ton for 8800 Btu coal and $12.20 per ton for 8400 Btu coal applied to indexed tons 2 Represents average Cost of Product Sold for produced coal for our three operated mines. 3 Includes capitalized interest. $63.8 million $63.8 million Committed federal coal lease payments $91.6 million $100 - $140 million Capital expenditures (excludes federal coal leases) 3 21.9% Approximately 35% Effective income tax rate $115.7 million $115 - $125 million Depreciation, depletion, amortization and accretion $46.9 million $55 - $65 million Interest expense $63.6 million $55 - $65 million Selling, general and administrative expenses n/a $20 - $35 million Additional operating income $8.57 per ton $8.80 - $9.40 per ton Average cost of produced coal 2 $12.32 per ton Approximately $13.05 per ton Anticipated realized price of produced coal1 n/a 87 million tons Committed sales with fixed prices 93.8 million tons 93 – 96 million tons Coal production for our three operated mines

21 2010 Average Cost of Produced Coal1 1 Represents average Cost of Product Sold for produced coal for our three company-operated mines. $8.57/ton for company-operated mines 44% 19% 14% 9% 6% 4% 4% Royalties and taxes Labor Repairs and maintenance Fuel and lubricants Explosives Outside services Other mining costs

22 Statement of Operations Data (in millions, except per share amounts) Revenues $ 1,370.8 $1,398.2 $1,239.7 $1,053.2 $ 942.8 Operating income 211.9 255.0 124.9 102.7 88.9 Income from continuing operations 117.2 182.5 88.3 53.8 40.5 Income (loss) from discontinued operations — 211.1 (25.2) (21.5) (2.6) Net income 117.2 393.6 63.1 32.3 37.9 Amounts attributable to controlling interest: Income from continuing operations 33.7 170.6 88.3 53.8 40.5 Income (loss) from discontinued operations — 211.1 (25.2) (21.5) (2.6) Net income 33.7 381.7 63.1 32.3 37.9 Earnings per share – basic Income from continuing operations $ 0.98 $ 3.01 $ 1.47 $ 0.90 $ 0.68 Income (loss) from discontinued operations $ — $ 3.73 $ (0.42) $ (0.36) $ (0.05) Net income $ 0.98 $ 6.74 $ 1.05 $ 0.54 $ 0.63 Earnings per share attributed to controlling interest – diluted Income from continuing operations $ 0.98 $ 2.97 $ 1.47 $ 0.90 $ 0.68 Income (loss) from discontinued operations $ — $ 3.52 $ (0.42) $ (0.36) $ (0.05) Net income $ 0.98 $ 6.49 $ 1.05 $ 0.54 $ 0.63 Year Ended December 31, 2010 2009 2008 2007 2006

23 Balance Sheet Data (in millions) Cash and cash equivalents $ 340.1 $ 268.3 $ 15.9 $ 23.6 $ 19.6 Restricted cash 182.1 80.2 — — — Property, plant and equipment, net 1,008.3 987.1 927.9 719.7 703.7 Total assets 1,915.1 1,677.6 1,785.2 1,781.2 1,723.3 Senior notes, net of unamortized discount 595.7 595.3 — — — Federal coal lease obligations 118.3 169.1 206.3 67.7 79.0 Asset retirement obligations, net of current portion 182.2 175.9 164.2 159.1 161.0 Total liabilities 1,383.9 1,232.1 800.0 1,446.2 1,433.5 Controlling interest equity 531.2 252.3 985.2 335.0 289.9 Noncontrolling interest equity — 192.6 — — — December 31, 2010 2009 2008 2007 2006

24 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in thousands) Income from continuing operations $ 29,749 $ 35,204 Interest income (154) (92) Interest expense 10,752 4,985 Income tax provision 1,770 8,361 Depreciation and depletion 24,811 29,486 Amortization1 — 3,949 Accretion 2,596 4,185 EBITDA $ 69,524 $ 86,078 Tax agreement expense — — Expired significant broker contract1 117 (19,700) Adjusted EBITDA $ 69,641 $ 66,378 Three Months Ended December 31, 2010 2009 1 The impact of the expired significant broker contract on the Statement of Operations is a combination of net income and the amortization expense related to the contract. All amortization expense for the periods presented was attributable to the significant broker contract.

25 Reconciliation of Non-GAAP Measures – Adjusted EBITDA & EPS (in thousands) $ 119,028 $ 159,845 $ 207,229 $ 320,582 $ 322,733 Adjusted EBITDA (72,804) (72,479) (71,643) (74,986) (8,207) Expired long-term broker contract — — — — 19,669 Tax agreement expense 191,832 232,324 278,872 395,568 311,271 EBITDA 10,088 12,212 12,742 12,587 12,499 Accretion 34,957 34,512 45,989 28,719 3,197 Amortization 59,352 80,133 88,972 97,869 100,023 Depreciation and depletion 11,717 18,050 25,318 68,249 31,982 Income tax provision 38,785 40,930 20,376 5,992 46,938 Interest expense (3,604) (7,302) (2,865) (320) (565) Interest income $ 40,537 $ 53,789 $ 88,340 $ 182,472 $ 117,197 Net income from continuing operations 2006 2007 2008 2009 2010 Year Ended December 31, 60,000,000 60,000,000 60,000,000 60,000,000 34,305,205 Weighted-average shares outstanding $ 0.24 $ 0.46 $ 1.06 $ 2.48 $ 1.62 Adjusted EPS — — — — 0.16 Change in net value of deferred tax assets — — — — 0.57 Tax agreement expense (0.44) (0.44) (0.41) (0.49) (0.09) Expired significant broker contract $ 0.68 $ 0.90 $ 1.47 $ 2.97 $ 0.98 Diluted earnings (loss) per common share attributable to controlling interest from continuing operations

26 Reconciliation of Non-GAAP Measures – Adjusted EPS Diluted earnings (loss) per common share attributable to controlling interest from continuing operations $ 0.28 $ 0.50 Expired significant broker contract 0.01 (0.22) Tax agreement expense — — Change in net value of deferred tax assets1 — — Adjusted EPS $ 0.29 $ 0.29 Diluted weighted-average shares outstanding 45,300,000 46,578,000 Three Months Ended December 31, 2010 2009 1 Related adjustments to our deferred tax assets, net of valuation allowance, as a result of the increase in tax agreement liability are recorded through income tax expense.

27 Other Data Tons produced1 (in millions) 23.4 23.0 93.8 91.0 Total tons sold (in millions) 24.1 25.6 96.9 103.3 Average revenue per ton1 $12.35 $11.30 $12.32 $11.79 Average cost of product sold per ton1 $9.05 $7. 95 $8.57 $7.94 1 Represents only the three company-operated mines Three Months Ended December 31, Year Ended December 31, 2010 2009 2010 2009

28 Other Data (in millions) Tons sold – company owned and operated mines 93.7 90.9 93.7 90.7 88.2 Total tons sold – Decker mine (50% share) 1.5 2.3 3.3 3.5 3.6 Tons sold from production 95.2 93.2 97.0 94.2 91.8 Tons purchased and resold 1.7 10.1 8.1 8.1 8.1 Total tons sold 96.9 103.3 105.1 102.3 99.9 Year Ended December 31, 2010 2009 2008 2007 2006